Exhibit 10.29



                                PLEDGE AGREEMENT
                                ----------------

THIS PLEDGE AGREEMENT (the "Pledge Agreement") is made the 31st day of July, 1996 by and between VEECO INSTRUMENTS INC., a Delaware corporation, having an office at Terminal Drive, Plainview, New York 11803 (the "Pledgor") and FLEET BANK, N.A., a national banking association organized under the laws of the United States of America, having an office at 300 Broad Hollow Road, Melville, New York 11747 (hereinafter referred to as the "Agent"), as collateral agent for FLEET BANK, N.A., THE CHASE MANHATTAN BANK and each other bank that may hereafter become a "Bank" under the terms of the Credit Agreement referred to below (hereinafter referred to as the "Pledgees").

                                    RECITALS

          WHEREAS, the Pledgees have extended credit to the Pledgor pursuant to the terms of a Credit Agreement dated the date hereof and executed by the Pledgor, as Borrower, and the Pledgees, as Banks (the "Credit Agreement"; capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement); and

          WHEREAS, the Pledgor owns 100% of the issued and outstanding shares of each of the corporations listed on Schedule A hereto ("the "Subsidiaries"); and

          WHEREAS, in order to induce the Pledgees to extend credit to the Pledgor, and in consideration of any existing or future obligations of the Pledgor to the Pledgees, the Pledgor wishes to grant further security and assurance to the Pledgees in order to secure the performance by the Pledgor of its obligations to the Pledgees and to that effect to pledge to the Pledgees the issued and outstanding shares of the Subsidiaries owned by the Pledgor and represented by the stock certificates listed in Schedule A hereto (the "Pledged Shares");

          NOW THEREFORE, in consideration of the foregoing and for $1.00 and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto mutually agree as follows:

          1.   Security Interest.
               -----------------

               (a) As security for the Obligations (as hereinafter defined), Pledgor hereby delivers, pledges and assigns to the Agent, as agent for the Pledgees, and creates in the Agent, as agent for the Pledgees, a security interest in all of its right, title and interest in and to all of the Pledged Shares, together with all rights and privileges of Pledgor with respect thereto, all proceeds, income and profits thereof and all property received with respect to the Pledged Shares, in addition thereto, in exchange thereof or in substitution therefor (the "Collateral").













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                    (b)   This Pledge Agreement secures the payment of all
obligations of Pledgor to Pledgees, now or hereafter existing under the Credit Agreement or this Pledge Agreement, including, in each case, any modifications or amendments thereto, or under any promissory notes or other documents evidencing indebtedness under or related to or contemplated by the Credit Agreement or any other obligations of the Pledgor to the Pledgees, whether for principal, interest, fees, expenses or otherwise, together with all costs of collection or enforcement, including, without limitation, reasonable attorneys' fees incurred in any collection efforts or any judicial proceeding (including, without limitation, bankruptcy or reorganization) (all such obligations, being the "Obligations").

               2.   Stock Dividends, Options, or Other Adjustments. Until the
                    ----------------------------------------------
date on which this Pledge Agreement terminates as provided in Section 11 hereof, the Agent, for the benefit of the Pledgees, shall receive as Collateral any and all additional shares of stock or any other property of any kind distributable on or by reason of the Collateral pledged hereunder, whether in the form of or by way of stock dividends, warrants, liquidation, partial liquidation, conversion, prepayments or redemptions (in whole or in part), or otherwise with the sole exception of cash dividends or cash interest payments made prior to the declaration of an Event of Default in accordance with the terms of the Credit Agreement (such cash dividends and cash interest payments being hereby excluded from the definition of the term "Collateral" hereunder). If any additional shares of capital stock, instruments, or other property against which a security interest can only be perfected by possession by Agent which are distributable on or by reason of the Collateral pledged hereunder shall come into the possession or control of the Pledgor, the Pledgor shall hold or control and forthwith transfer and deliver the same to the Agent, for the benefit of the Pledgees, subject to the provisions hereof.

               3.   Delivery of Share Certificates; Stock Powers; Registration
                    ----------------------------------------------------------
of Pledge.  All instruments and share certificates representing the Collateral
- - ---------
are being delivered to the Agent, for the benefit of the Pledgees, simultaneously herewith together with stock powers duly executed in blank by the Pledgor. The Pledgor shall promptly deliver to the Agent, for the benefit of the Pledgees, or cause the Subsidiaries or any other entity issuing the Collateral to deliver directly to the Agent, for the benefit of the Pledgees, all instruments, share certificates or other documents representing Collateral acquired or received after the date of this Pledge Agreement with a stock power duly executed by the Pledgor. If at any time Agent notifies Pledgor that additional stock powers endorsed in blank are required, the Pledgor shall promptly execute in blank and deliver such stock powers as the Agent may reasonably request.

               4.   Power of Attorney.  The Pledgor hereby constitutes and
                    -----------------
irrevocably appoints the Agent, with full power of substitution and revocation by the Agent, as Pledgor's true and lawful attorney-in-fact, to the full extent permitted by law, upon the occurrence and during the continuance of an Event of Default (as defined in the Credit Agreement) to transfer or cause the transfer of the Collateral, or any part thereof on the books of the corporation or other entity issuing the same, to the name of the Agent and the Agent may thereafter exercise as to such Collateral all the rights, power and remedies of an owner and otherwise to take such actions and execute such instruments as the Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement. The power of attorney granted pursuant to this Pledge











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Agreement and all authority hereby conferred are granted and conferred solely to protect the interest of the Pledgees in the Collateral and shall not impose any duty upon the Agent or the Pledgees to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest prior to the payment in full or other satisfaction of all of the Obligations to the Pledgees.

               5.   Inducing Representations of Pledgor.  The Pledgor represents
                    -----------------------------------
and warrants to the Pledgees that:

                    (a) The Pledgor is the sole legal and beneficial owner of, and has good and marketable title to, the Collateral, free and clear of all pledges, liens, security interests and other encumbrances other than the security interest created by this Pledge Agreement subject to the Permitted Liens (as defined in the Credit Agreement), if any, and the Pledgor has the unqualified right and authority to execute this Pledge Agreement and to pledge the Collateral to the Agent for the benefit of the Pledgees, as provided for herein;

                    (b) There are no outstanding options, warrants or other agreements with respect to the Collateral;

                    (c) The Pledged Shares have been validly issued and are fully paid and non-assessable; the holder or holders thereof are not and will not be subject to any personal liability as such holder; and are not subject to any charter, bylaw, statutory, contractual or other restriction governing their issuance, transfer, ownership or control except that sale or transfer may be limited in the absence of an effective registration statement (i) under the Securities Act of 1933, as amended (the "Act"), (ii) under applicable state securities laws, and (iii) under applicable non-U.S. laws;

                    (d) Any consent, approval or authorization of or designation or filing with any authority on the part of the Pledgor which is required in connection with the pledge and security interest granted under this Pledge Agreement has been obtained or effected and is in full force and effect;

                    (e) The execution and delivery of this Pledge Agreement by the Pledgor, and the performance by the Pledgor of its obligations hereunder, will not result in a violation of any mortgage, indenture, contract, instrument, judgment, decree, order, statute, rule or regulation to which the Pledgor is subject;

                    (f) The Pledgor has deposited the Pledged Shares duly endorsed in blank or accompanied by an assignment or assignments sufficient to transfer title thereto; and

                    (g) As of the date hereof, each Subsidiary has that number shares of authorized common stock indicated on Schedule A hereto of which the number listed on such Schedule are issued and outstanding. No Subsidiary has any preferred or other class of stock authorized or outstanding.















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               6.   Obligations of Pledgor.  The Pledgor further represents,
                    ----------------------
warrants and covenants to the Pledgees that:

                    (a) The Pledgor will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or with respect to, any of the Collateral (other than as created under this Pledge Agreement and as permitted pursuant to the terms of the Credit Agreement) during the term of the pledge established hereby.

                    (b) The Pledgor will not permit any Subsidiary to issue any additional capital stock during the term of this Pledge Agreement unless such additional capital stock is delivered to the Agent for the benefit of the Pledgees and subject to the lien of this Pledge Agreement.

                    (c) The Pledgor will, at its own expense, at any time and from time to time at the Agent's request, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be requested by the Agent to further enhance, preserve, establish, demonstrate or enforce the Agent's or the Pledgees' rights, interests and remedies created by, provided in or emanating from this Pledge Agreement.

               7.   Rights of Pledgor.  Prior to the occurrence and continuance
                    -----------------
of an Event of Default (as defined in the Credit Agreement), and so long as the Agent has not transferred the Collateral to its own name under Section 4 hereof, the Pledgor shall be entitled to vote or consent with respect to the Collateral in any manner not inconsistent with this Pledge Agreement, the Credit Agreement, or any note, document or instrument delivered pursuant to or in connection herewith or therewith. The Pledgor hereby grants to the Agent an irrevocable proxy to vote the Collateral, which proxy shall be effective immediately upon the declaration of an Event of Default or registration of the Collateral in the name of the Agent. Upon request of the Agent, the Pledgor agrees to deliver to the Agent such further evidence of such irrevocable proxy or such further irrevocable proxy to vote the Collateral as the Agent may request.

               8.   Rights of The Agent and The Pledgees.  At any time whether
                    ------------------------------------
or not an Event of Default shall exist, unless otherwise explicitly noted below in this Section and without notice, the Agent, for the benefit of the Pledgees, may:

                    (a) Cause the Collateral to be transferred to its name or to the name of its nominee or nominees in order to protect its lien on or security interest in the Pledged Shares, provided that, so long as Pledgees have not declared an Event of Default, the Pledgor shall retain the right to vote the Collateral as set forth in Section 7 of this Agreement and the right to receive all cash dividends and cash interest payments with respect thereto;

                    (b) Collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of said Collateral, and hold the same as part of the Collateral, or apply the same to any of the Obligations to the Pledgees in such manner and order as the Pledgees may decide in the sole discretion, provided that, so long as the Pledgees has not declared an Event of Default, the











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Pledgor shall retain the right to receive all cash dividends and all cash interest payments with respect thereto;

                    (c) Upon the occurrence and continuance of an Event of Default, enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement; or enter into any other agreement relating to or affecting the Collateral; and in connection therewith deposit or surrender control of such Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof; and

                    (d) Discharge any taxes, liens, security interests or other encumbrances levied or placed on the Collateral, or pay for the maintenance and preservation of the Collateral provided however that unless a "Default" or "Event of Default" has occurred and is continuing under the Credit Agreement, the Agent shall provide the Pledgor with thirty (30) days prior notice to making any such payment; and the amount of such payments, plus any and all fees, costs and expenses of the Agent and the Pledgees (including attorneys' fees and disbursements), in connection therewith, shall, at Pledgees' option, be reimbursed by Pledgor on demand, with interest thereon at the highest interest rate applicable under the Credit Agreement from the date paid, or added to the Obligations secured hereby.

                    (e) After all Events of Default have been cured, the Agent's rights to exercise voting power and to retain dividends, interests and other payments and distributions under this Section 8 shall cease and the Agent shall pay over to the Pledgor any such collateral retained by it during the continuance of such Event of Default and not applied against the Obligations.

               9.   Remedies on Default.  Upon the occurrence and continuance of
                    -------------------
an Event of Default (as defined in the Credit Agreement):

                    (a) In addition to all the rights and remedies of a secured party under the Uniform Commercial Code, the Agent, on behalf of the Pledgees, shall have the right, and without demand of performance or other demand, advertisement or notice of any kind, except as specified below, to or upon the Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, receive, appropriate and realize upon the Collateral, or any part thereof and to proceed forthwith to sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral or any part thereof in one or more parcels at public or private sale or sales at any stock exchange, broker's board or at any of the Agent's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Collateral shall be required to purchase any securities constituting the Collateral solely for investment and without any intention to make a distribution thereof) as the Agent in its sole and absolute discretion deems appropriate without any liability for any loss due to decrease in the market value of the Collateral during the period held or the manner in which the Collateral is sold. If any notification of intended disposition of the Collateral is required by law, such notification shall be deemed reasonable and properly











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given if mailed, postage prepaid, at least ten (10) days before any such disposition, to Pledgor's address indicated below. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Agent or any Pledgee to purchase all or any part of the Collateral so sold at any such sale or sales, public or private, free of any equity of redemption or right of redemption in the Pledgors, which right or equity is, to extent permitted by applicable law, hereby expressly waived or released by the Pledgor.

                    (b) All of the rights and remedies of the Agent and the Pledgees, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as the Agent or the Pledgees may deem expedient.

                    (c) The Agent may elect to obtain the advice of any investment banking firm or other advisor, with respect to the method and manner of sale or other disposition of any of the Collateral, the best price reasonably obtainable therefor, the consideration of cash and/or credit terms, or any other details concerning such sale or disposition. The Agent in its sole discretion, may elect to sell on such credit terms which it deems reasonable. The sale of any of the Collateral on credit terms shall not relieve the Pledgor of its liability under any of the Obligations until the full purchase price for the Collateral has been paid in full. All payments received by the Agent for the benefit of the Pledgees in respect of all sale of Collateral shall be applied to the Obligations in such order as the Agent shall elect, as and when such payments are received.

                    (d) The Pledgors recognizes that the Agent may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Act or in any applicable U.S. state laws or non-U.S. laws, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view for the distribution or resale thereof. The Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sale, and that the Agent has no obligation to delay the sale of any Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Act. The Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                    (e) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effect any sale or other disposition of the Collateral, or any partial disposition of the Collateral, the Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same. The Pledgor further agrees to use its best efforts to secure such sale or other disposition of the Collateral as the Agent may reasonably deem necessary pursuant to the terms of this Pledge Agreement.













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                    (f)   Upon any sale or other disposition, the Agent shall
have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including any Pledgee) shall hold the Collateral free from any claim or right of whatever kind, including any equity of redemption or right of redemption of the Pledgor. The Pledgors specifically waive, to the extent permitted by applicable law, all rights of redemption, stay or appraisal which its has or may have under any rule of law or statute now existing or hereafter adopted.

                    (g) The Agent shall not be obligated to make any sale or other disposition, unless the terms thereof shall be satisfactory to it. The Agent may, without notice or publication, adjourn any private or public sale, and, upon five (5) days prior notice to Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral, on credit or future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided.

               10.  Disposition of Proceeds.
                    -----------------------

               The proceeds of any sale or disposition of all or any part of the Collateral shall be applied by the Agent in the following order:

                         (i)   to the payment in full of the costs and expenses
of such sale or sales, collections, and the protection, declaration and enforcement of any security interest granted hereunder, including the reasonable compensation of the Agent's agents and attorneys;

                         (ii) to the payment of the Obligations in such order as
the Agent may elect; and

                         (iii)     to the payment to the Pledgor of any surplus
then remaining from such proceeds.

               11.  Termination.  This Pledge Agreement shall continue in full
                    -----------
force and effect until the date on which all of the Obligations shall have either been paid in full or otherwise satisfied. Subject to any sale or other disposition by the Agent of the Collateral or any part thereof pursuant to this Pledge Agreement, and provided there then exists no Event of Default under the Credit Agreement, the Collateral shall be returned to the Pledgor (without warranty by, or recourse to, the Agent or the Pledgees) upon payment in full and satisfaction of all of the Obligations.

               12.  Expenses of The Agent and The Pledgees.  All expenses
                    --------------------------------------
(including reasonable fees and disbursements of counsel) incurred by the Agent and the Pledgees in connection with any actual or attempted sale, exchange of, or any enforcement, collection, compromise or settlement respecting, the Collateral, or any other action taken by the Agent or the Pledgees hereunder whether directly or as attorney-in-fact pursuant to a power of attorney or












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other authorization herein conferred, for the purpose of satisfaction of the liability of the Pledgor for failure to pay the Obligations or as additional amounts owing by the Pledgor to cover Agent's costs of acting against the Collateral as provided herein, shall be deemed an Obligation of the Pledgor for all purposes of this Pledge Agreement and the Agent may apply the Collateral to payment of or reimbursement of itself or the Pledgees for such liability.

               13.  General Provisions.
                    ------------------

                    (a) The Agent and its assigns shall have no obligation in respect of the Collateral, except to use reasonable care in holding the Collateral and to hold and dispose of the same in accordance with the terms of this Pledge Agreement.

                    (b) Any notice or other communication given hereunder shall be in writing and sent by registered or certified mail, postage prepaid, or by telecopier as follows:

     If to Pledgor:

          Veeco Instruments Inc.
          Terminal Drive
          Plainview, New York  11803
          Attention:  John F. Rein, Jr.
          Telephone: (516) 349-8300
          Telecopy:   (516) 349-9079

     If to the Agent:

          Fleet Bank, N.A.
          300 Broad Hollow Road
          Melville, New York  11747
          Attention:  William Ewing
          Telephone:  (516) 547-7759
          Telecopy:  (516) 547-7815

Either party hereto may change its address or telecopier number for notice by giving notice thereof to the other party in accordance with the provisions of this paragraph.

                    (c) No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent of any right, power or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law or any other agreement. The representations, covenants and agreements of Pledgor herein contained shall survive the date hereof. This Pledge Agreement cannot be changed, waived or terminated other than by prior written consent by the Pledgor and the Agent and the Pledgees. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and













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their respective successors, legal representatives and assigns (it being understood that the Pledgor may not assign any of its obligations hereunder without the express prior written consent of the Pledgees) and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in the State of New York.

          14.  Term of Agreement.
               -----------------

          Notwithstanding anything herein or in the Agreement, the Agent and the Pledgees agree that upon the payment in full of the Obligations (other than Obligations, including, without limitation, indemnities, which are intended to survive the payment of the Loans and/or termination of the Commitments) and termination of the Commitments, (1) this Pledge Agreement shall automatically terminate and be of no force or effect, (2) all liens created hereunder shall terminate, (3) the Agent shall promptly deliver and/or transfer to the Pledgor any and all Collateral in the Agent's or its representative's possession and (4) the Agent shall execute and deliver to the Debtor such documents and instruments as the Debtor shall reasonably request in order to evidence the foregoing.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                              VEECO INSTRUMENTS INC., Pledgor


                              By:  /s/ John F. Rein, Jr.
                                 --------------------------
                                 Name:  John F. Rein, Jr.
                                 Title: Vice President


                              FLEET BANK, N.A., as Agent and as Pledgee


                              By:  /s/ William Ewing
                                 --------------------------
                                 Name:  William Ewing
                                 Title: Vice President


                              THE CHASE MANHATTAN BANK, as Pledgee


                              By:  /s/ Carolyn B. Lattanzi
                                 --------------------------
                                 Name:  Carolyn B. Lattanzi
                                 Title: Vice President

















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                             SCHEDULE "A" TO PLEDGE
                             ----------------------

     Stock Certificate No. 1 representing 10 shares of Sloan Technology Corporation, which constitute all the outstanding and issued shares of Veeco Instruments, Inc.






















































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